Exhibit 10.2

Amended and Restated Addendum to Master Lease Agreement No. 36629-90000
Banc of America Leasing & Capital, LLC	(Co-Lessee)
This Addendum (the “Addendum”) is an addendum to that certain Master Lease Agreement No. 36629-90000 dated as of July 20, 2020 (the “Agreement”) by and between Banc of America Leasing & Capital, LLC (“Lessor”) and Casella Waste Systems, Inc. (“Lessee”), who have determined that it is to their mutual benefit to make certain amendments to the Agreement and each of the Leases and Related Agreements in connection therewith (collectively, the “Lease Documents”). The parties hereto desire that each of the entities executing this Addendum as a Co-Lessee below (together with the Lessee, each a “Co-Lessee” and collectively the “Co-Lessees”) be and become a party to the Agreement and that each may enter into one or more Schedules under the Agreement upon the terms and conditions provided herein. All capitalized terms used herein without definition shall have the respective meaning assigned or referred to them in the Agreement. Accordingly, for good and valuable consideration, intending to be legally bound and pursuant to the terms and conditions of the Agreement, it is hereby agreed as follows:
1.    Addition of Co-Lessees. Lessor and Co-Lessees agree that each Co-Lessee is and shall be deemed to be a signatory party to the Agreement effective as of the date thereof, and that: (i) each Co-Lessee may enter into one or more leases of Equipment under the Agreement by executing and delivering to Lessor a Schedule and other Lease Documents with respect thereto; (ii) each Schedule evidences a lease of the applicable Equipment to the applicable Co-Lessee, notwithstanding the designation of other entities as Co-Lesees; and (iii) notwithstanding any single Co-Lessee entering into a Schedule, upon such execution and delivery by any one Co-Lessee, each Co-Lessee shall be jointly and severally obligated with each other Co-Lessee for the payment or performance of any Obligations owing to Lessor under or in respect of each Schedule and the other Lease Documents (the “Lease Obligations”), and all Lease Documents shall constitute the joint and several obligation of each and every Co-Lessee, jointly and severally with any Guarantor that may be liable, directly or indirectly, for the payment or performance of any Lease Obligation. Notwithstanding any provision herein or in the Agreement to the contrary, no Co-Lessee shall have any interest in the Equipment subject to a Schedule, other than the Co-Lessee executing such Schedule.
2.    Nature of Obligations. Each Co-Lessee’s Lease Obligations owing to Lessor are absolute and unconditional, and shall not be affected, reduced, diminished, released or discharged for any reason (other than the payment and performance of the Lease Obligations in full), including without limitation: (i) any illegality, unenforceability, or invalidity of any Lease Document or Lease Obligations; (ii) any termination, discharge, cancellation, amendment, or modification of the terms of any Lease Document, or any consent, extension, indulgence, compromise, settlement, or complete or partial release of any Co-Lessee or Guarantor with respect to any Lease Obligation; (iii) any exercise or non-exercise of any right, remedy, power, or privilege with respect to any Lease Obligation or any Collateral under any Lease Document; (iv) any voluntary or involuntary bankruptcy, insolvency, liquidation, dissolution or similar proceeding with respect to any Co-Lessee or Guarantor; (v) any defect in title to or condition of any item of Equipment or any Collateral; (vi) any failure of Lessor to create or properly perfect any lien, mortgage, pledge or security interest in any Collateral, any release, subordination, surrender, exchange, deterioration, waste, loss or impairment of such Collateral or Lessor’s interest therein, or any failure of Lessor to exercise reasonable care in the preservation, protection, sale or other treatment of such Collateral; (vii) any merger or consolidation of any Co-Lessee into or with any other entity, or any reorganization of or change in the composition of the shareholders, partners or members of any Co-Lessee; or any termination of or other change in the relationship between any Co-Lessees; (viii) any other action or inaction on the part of Lessor, whether or not such action or inaction prejudices any Co-Lessee or increases the likelihood that any Co-Lessee will be required to pay or perform any Lease Obligation pursuant to the terms of the Lease Documents; and (ix) any other condition or circumstance which might otherwise constitute a legal or equitable discharge, release, defense, or limitation arising out of any laws of the United States of America or any state thereof.
3.    Waivers. Each Co-Lessee hereby waives: (a) any right to require Lessor to file suit or proceed to obtain or assert any claim or exhaust remedies against any other Co-Lessee or its assets, or any Collateral or any Guarantor, either before or as a condition to enforcing any of Lessor’s rights and remedies against such Co-Lessee under the Lease Documents, to join any Co-Lessee or Guarantor in any action seeking to enforce the Lease Documents, to marshal assets or allocate the use or benefits of any item of Equipment or any Collateral, or to resort to any other means of obtaining payment or performance of any Lease Obligation; (b) any notice of the execution, delivery or acceptance by Lessor, any Co-Lessee or any other party of any Lease Documents, notice of the amount of credit extended by Lessor to any Co-Lessee at any time, notice of defaults or other non-performance by any Co-Lessee; notice of the acceptance of the Lease Documents by Lessor; notice of Lessor’s demand and presentation for payment upon any Co-Lessee or Guarantor; notice of any other action or inaction on the part of Lessor in connection with the Lease Documents or any Lease Obligation; (c) until all Lease Obligations have been paid or performed in full, any right which such Co-Lessee may have against any other Co-Lessee as the result of the performance by such Co-Lessee of its joint and several obligations under the Lease Documents after the occurrence and during the continuation of an Event of Default, including, but not limited to, contractual, statutory and common law rights of subrogation, reimbursement, indemnification, set-off or contribution; and (d) any defenses which Co-Lessee may have or assert against the enforcement of the Lease Documents or any Lease Obligation based upon suretyship principles or any impairment of Collateral.
4.    Representations and Warranties. Each Co-Lessee hereby represents and warrants that it has the form of organization, chief executive office and any organizational identification number indicated below with its execution of this Addendum, and hereby reaffirms all of the representations, warranties and covenants contained in the Agreement concerning such Co-Lessee. Each Co-Lessee further represents and warrants to Lessor that: (a) it has received, or will receive, substantial benefit from the agreements and transactions giving rise to the Lease Obligations, and has received, or will receive, reasonably equivalent value for its undertakings under the Lease Documents; (b) it is not entering into the Lease Documents in reliance on the value or the availability of any of the Collateral or on the basis that any party will be liable to perform any Lease Obligation or that Lessor will look to any other party to perform any Lease Obligation; (c) Lessor has not made any

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representation, warranty or statement to such Co-Lessee in order to induce it to join and enter into the Lease Documents; (d) such Co-Lessee has adequate means to obtain continuing and sufficient information concerning the financial and business condition of the other Co-Lessees and any Guarantors in respect of the Lease Obligations; and (e) each and every Co-Lessee may have access to and permitted use of any and all item(s) of Equipment described in any Schedule, regardless of whether such Schedule has been executed by any particular Co-Lessee.
This Addendum shall be deemed a “Related Agreement” as defined in the Agreement, and is subject to all of the terms and provisions applicable to Related Agreements provided in the Agreement. It is expressly agreed by the parties that this Addendum is supplemental to the Agreement and made a part thereof, and that all the terms, conditions and provisions thereof, unless specifically modified herein, shall remain in full force and effect. In the event of any conflict, inconsistency or incongruity between the provisions of this Addendum and any of the provisions of any Lease Document, the provisions of this Addendum shall in all respects govern and control.
This Addendum amends and restates those certain prior Addendums to Master Lease Agreement No. 36629-90000, dated as of July 20, 2020 and August 29, 2024 and delivered by the Co-Lessees party thereto to Lessor (the “Prior Addendums”), by adding certain Co-Lessees thereto and restating all Co-Lessees herein, and shall not operate to discharge, satisfy, cancel or release, or be deemed to be a substitution or novation of the obligations of any Co-Lessee heretofore evidenced by the Prior Addendums, which obligations are hereby preserved and confirmed. The Co-Lessees acknowledge that the continued relation of Lessor and the Co-Lessees is contingent on the Co-Lessees executing and delivering this Addendum.
IN WITNESS WHEREOF, the parties have caused this Addendum to be executed as of June 24, 2025.

	Co-Lessee: Willimantic Waste Paper Co., Inc.		Co-Lessee: Casella Mid-Atlantic, LLC
a Connecticut corporation, with an organizational identification number and a chief executive office at the address set forth below		a limited liability company organized under the laws of Delaware, with an organizational identification number and a chief executive office at the address set forth below

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
	Print Name: Bradford J. Helgeson		Print Name: Bradford J. Helgeson
	Title: Vice President & Treasurer		Title: Vice President & Treasurer
	Taxpayer ID # : 06-09507117		Taxpayer ID # : 92-3045411
	Org. ID # 0049984		Org. ID # 7284202
	Address: 121 Chronicle Road Willimantic, CT 06226		Address: 25 Greens Hill Lane Rutland, VT 05701
	Co-Lessee: Oxford Transfer Station, LLC		Co-Lessee: New England Waste Services of N.Y., Inc.
a limited liability company organized under the laws of Delaware, with an organizational identification number and a chief executive office at the address set forth below		a New York corporation, with an organizational identification number and a chief executive office at the address set forth below

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
	Print Name: Bradford J. Helgeson		Print Name: Bradford J. Helgeson
	Title: Vice President & Treasurer		Title: Vice President & Treasurer
	Taxpayer ID # : 04-3454163		Taxpayer ID # : 14-1794820
	Org. ID # 3653351		Org. ID # 2047871
	Address: 25 Greens Hill Lane Rutland, VT 05701		Address: 25 Greens Hill Lane Rutland, VT 05701

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	Co-Lessee: Casella Recycling, LLC		Co-Lessee: Casella Major Account Services, LLC
a limited liability company organized under the laws of Maine, with an organizational identification number and a chief executive office at the address set forth below		a limited liability company organized under the laws of Vermont, with an organizational identification number and a chief executive office at the address set forth below

By:	/s/ Bradford J. Helgeson	By:	/s/ Edmond R. Coletta
	Print Name: Bradford J. Helgeson		Print Name: Edmond R. Coletta
	Title: Vice President & Treasurer		Title: Vice President & Treasurer
	Taxpayer ID # : 01-0203130		Taxpayer ID # : 30-0297037
	Org. ID # 20063190DC		Org. ID # 0019724
	Address: 25 Greens Hill Lane Rutland, VT 05701		Address: 50 Belden Road Rutland, VT 05701
	Co-Lessee: Casella Waste Management of Pennsylvania, Inc.		Co-Lessee: Waste Industries of Delaware, Inc.
a Pennsylvania corporation, with an organizational identification number and a chief executive office at the address set forth below		a Delaware corporation, with an organizational identification number and a chief executive office at the address set forth below

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
	Print Name: Bradford J. Helgeson		Print Name: Bradford J. Helgeson
	Title: Vice President & Treasurer		Title: Vice President & Treasurer
	Taxpayer ID # : 23-2876596		Taxpayer ID # : 27-3957840
	Org. ID # 002734222		Org. ID # 4896543
	Address: 19 Ness Lane Kane, PA 16735		Address: 25 Greens Hill Lane Rutland, VT 05701
	Co-Lessee: Pink Trash Company, LLC		Co-Lessee: Waste Industries of Maryland, LLC
a limited liability company organized under the laws of Delaware, with an organizational identification number and a chief executive office at the address set forth below		a limited liability company organized under the laws of Delaware, with an organizational identification number and a chief executive office at the address set forth below

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
	Print Name: Bradford J. Helgeson		Print Name: Bradford J. Helgeson
	Title: Vice President & Treasurer		Title: Vice President & Treasurer
	Taxpayer ID # : 84-3059610		Taxpayer ID # : 26-3662015
	Org. ID # 7545339		Org. ID # 4619185
	Address: 25 Greens Hill Lane Rutland, VT 05701		Address: 25 Greens Hill Lane Rutland, VT 05701

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	Co-Lessee: Panichi Holding Corp.		Co-Lessee: Valley 82 Holding Corp.
a New York corporation, with an organizational identification number and a chief executive office at the address set forth below		a New York corporation, with an organizational identification number and a chief executive office at the address set forth below

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
	Print Name: Bradford J. Helgeson		Print Name: Bradford J. Helgeson
	Title: Vice President & Treasurer		Title: Vice President & Treasurer
	Taxpayer ID # : 14-1777670		Taxpayer ID # : 14-1738521
	Org. ID # 1878575		Org. ID # 1498845
	Address: 25 Greens Hill Lane Rutland, VT 05701		Address: 25 Greens Hill Lane Rutland, VT 05701
	Co-Lessee: Casella Waste Management of N.Y., Inc		Co-Lessee: Casella Waste Management, Inc.
a New York corporation, with an organizational identification number and a chief executive office at the address set forth below		a Vermont corporation, with an organizational identification number and a chief executive office at the address set forth below

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
	Print Name: Bradford J. Helgeson		Print Name: Bradford J. Helgeson
	Title: Vice President & Treasurer		Title: Vice President & Treasurer
	Taxpayer ID # : 14-1794819		Taxpayer ID # : 03-0272349
	Org. ID # 2047872		Org. ID # 0079205
	Address: 25 Greens Hill Lane Rutland, VT 05701		Address: 25 Greens Hill Lane Rutland, VT 05701
	Co-Lessee: All Cycle Waste, Inc.		Co-Lessee: Casella Waste Management of Massachusetts, Inc.
a Vermont corporation, with an organizational identification number and a chief executive office at the address set forth below		a Massachusetts corporation, with an organizational identification number and a chief executive office at the address set forth below

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
	Print Name: Bradford J. Helgeson		Print Name: Bradford J. Helgeson
	Title: Vice President & Treasurer		Title: Vice President & Treasurer
	Taxpayer ID # : 03-0343753		Taxpayer ID # : 03-0364282
	Org. ID # 0112077		Org. ID # 000679930
	Address: 25 Greens Hill Lane Rutland, VT 05701		Address: 25 Greens Hill Lane Rutland, VT 05701

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	Co-Lessee: Pine Tree Waste, Inc.	Co-Lessee: Waste-Stream, Inc.
a Maine corporation, with an organizational identification number and a chief executive office at the address set forth below		a New York corporation, with an organizational identification number and a chief executive office at the address set forth below

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
	Print Name: Bradford J. Helgeson	Print Name: Bradford J. Helgeson
	Title: Vice President & Treasurer	Title: Vice President & Treasurer
	Taxpayer ID # : 01-0513956	Taxpayer ID # : 14-1488894
	Org. ID # 19980957D	Org. ID # 188584
	Address: 25 Greens Hill Lane Rutland, VT 05701	Address: 25 Greens Hill Lane Rutland, VT 05701
	Co-Lessee: Casella Waste Systems, Inc.	Co-Lessee: Whitetail Disposal, LLC
a Delaware corporation, with an organizational identification number and a chief executive office at the address set forth below		a limited liability company organized under the laws of Pennsylvania, with an organizational identification number and a chief executive office at the address set forth below

By:	/s/ Bradford J. Helgeson	By:	/s/ Bradford J. Helgeson
	Print Name: Bradford J. Helgeson	Print Name: Bradford J. Helgeson
	Title: Vice President & Chief Financial Officer	Title: Vice President & Treasurer
	Taxpayer ID # : 03-0338873	Taxpayer ID # : 03-0338873
	Org. ID # 2327496	Org. ID # 0003841261
	Address: 25 Greens Hill Lane Rutland, VT 05701	Address: 25 Greens Hill Lane Rutland, VT 05701
Banc of America Leasing & Capital, LLC
		By:	/s/ John P. White Sr.
Print Name: John P. White Sr.
Title: Vice President

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